------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): May 19, 1999


  CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of May 21, 1999, providing for the issuance of the CWABS, Inc.,
     Countrywide Home Equity Loan Trust 1999-B Revolving Home Equity Loan
                  Asset Backed Certificates, Series 1999-B).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-60823                95-4596514
----------------------------        ------------          -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)



    4500 Park Granada
    Calabasas, California                                       91302
    ---------------------                                    ----------
    (Address of Principal                                    (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-B (the "Certificates").

     In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1999-B, Greenwich Capital Markets, Inc. ("Greenwich Capital") and Countrywide Securities Corporation ("Countrywide", and together with Greenwich Capital, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials ("Computational Materials") for distribution to their potential investors (the "Greenwich Capital Computational Materials" and the "Countrywide Computational Materials", respectively). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials by Greenwich Capital or Countrywide. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Greenwich Capital Computational Materials and the Countrywide Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Greenwich Capital Computational Materials are attached hereto as Exhibit 99.1 and the Countrywide Computational Materials are attached hereto as Exhibit 99.2.


--------
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated May 19, 1999, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-B.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19,
1996), the Company will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ending December 31, 1998 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999 and for the periods ended March 31, 1999 and March 31, 1998 included in the quarterly report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999). Such financial statements will be referred to in the prospectus supplement relating to the Company's Revolving Home Equity Loan Asset Backed Certificates, Series 1999-B. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP ("KPMG") to the use of their name in such prospectus supplement. The consent of KPMG is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23         Consent of KPMG LLP
         99.1       Greenwich Capital Computational Materials
         99.2       Countrywide Computational Materials

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.




                                  By: /s/ David Walker
                                      ------------------------
                                      David Walker
                                      Vice President



Dated:  May 24, 1999

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

23        Consent of KPMG LLP                                               7

99.1      Greenwich Capital Computational Materials                         8

99.2      Countrywide Computational Materials                               9

                                  EXHIBIT 23


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


     We consent to the incorporation by reference in the registration statement (No. 333-60823) of CWABS, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated May 19, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                                 /s/ KPMG LLP

New York, New York
May 21, 1999

                                 EXHIBIT 99.1

              Greenwich Capital Markets, Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Greenwich Capital Markets, Computational Materials are being filed on paper pursuant to Form SE.

                                 EXHIBIT 99.2

                      Countrywide Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Countrywide Computational Materials are being filed on paper pursuant to Form SE.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                    May 24, 1999

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                      Re:  CWABS, Inc.
                           Countrywide Home Equity Loan Trust 1999-B
                           Revolving Home Equity Loan Asset Backed
                           Certificates, 1999-B
                           -----------------------------------------



Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                                    Very truly yours,

                                                    /s/ Amy Sunshine
                                                    ----------------

                                                    Amy Sunshine

Enclosure